Exhibit 10.9

AMENDMENT TO PROMISSORY NOTE

This Amendment (the “Amendment”) to that certain Promissory Note, dated as of April 16, 2021 (the “Note”) by and among Broad Capital Acquisition Corp, a Delaware corporation (the “Maker”), and Broad Capital LLC (the “Payee”), is made and entered into effective as of September 30, 2021 by the Maker and the Payee.

RECITALS

WHEREAS, the Maker and the Payee desire to amend the terms of the Note as set forth below; and

WHEREAS, the Note is scheduled to mature on the earlier of September 30, 2021, or the closing of the offering of the Maker’s units; and

WHEREAS, Maker and Payee have agreed to make certain amendments to the Note; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. The first sentence of Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (a) March 31, 2022, and (b) the date on which Maker consummates an Initial Public Offering of its securities.”

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

BROAD CAPITAL ACQUISITION CORP

By:
Name:	Johann Tse
Title:	Chief Executive Officer

BROAD CAPITAL LLC

By:
Name:
Title:

Signature page to First Amendment to Promissory Note